LORD ABBETT EQUITY TRUST

Lord Abbett Calibrated Large Cap Value Fund

Supplement dated February 8, 2019 to the

Summary Prospectus, Prospectus, and Statement of Additional Information,

each dated December 1, 2018, as supplemented thereafter

The summary prospectus, prospectus, and statement of additional information are supplemented with the following:

At a special meeting of shareholders held on February 8, 2019, the shareholders of Lord Abbett Calibrated Large Cap Value Fund (the “Fund”) approved the reorganization of the Fund into Lord Abbett Fundamental Equity Fund, a series of Lord Abbett Securities Trust (“Fundamental Equity Fund”) (the “Reorganization”). The Fund’s Board of Trustees had previously approved this measure.

The Reorganization is expected to be completed as of the close of business on February 22, 2019. As a result, at that time, shareholders of the Fund will become shareholders of Fundamental Equity Fund, and shares of the Fund no longer will be available for purchase or exchange. Purchase or exchange orders for shares of the Fund received after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on February 21, 2019 will be deemed purchase or exchange orders for shares of Fundamental Equity Fund.

The Fund will notify shareholders if the Reorganization is not completed within the anticipated timeframe described above. Please call your financial intermediary or the Fund at 888-522-2388 for more information.

Please retain this document for your future reference.